THE
                                     MERGER
                                    FUND(R)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2001

                                                               November 12, 2001

Dear Fellow Shareholder:

   Following two successive years in which The Merger Fund(R) handily beat its rate-of-return targets, the Fund posted only a modest gain in fiscal 2001. As previously reported, the Fund was up 3.9% in the 12 months ended September 30.
A combination of four broken deals, difficulties in hedging others and tighter arbitrage spreads resulting from a slump in M&A activity weighed on our performance. Of course, relative to the average diversified equity fund, which was down 27.2% over the same period, The Merger Fund(R) made a commendable showing. And once again, our specialized investment vehicle led the mutual fund industry in consistency and risk-adjusted returns. More specifically, over the three years ended September 30, The Merger Fund(R) recorded the most consistent monthly gains, the lowest downside risk and the best risk-adjusted performance among the 3,806 domestic equity funds in the Morningstar universe.

   As is customary in these annual reports, we have included a series of pie charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 indicates that as of September 30, friendly transactions represented about 90% of our holdings, while unsolicited, or hostile, takeover attempts accounted for about 10%. Although the latter figure is up from a year ago, when there were no hostile deals in our portfolio, unsolicited takeover attempts continue to represent a relatively small percentage of M&A activity. As we have noted in prior reports, hostile offers would be more common if they had a higher probability of succeeding, but little has changed over the last year or so to improve the odds for unwelcome suitors. Protected by poison pills, target companies are still free to "just say no," and staggered boards and other limitations on voting rights make it difficult to wage a successful proxy battle. Difficult, but not impossible, as Weyerhaeuser, the forest-products giant, hopes to prove in its long-running effort to take control of Willamette Industries. In this case, the hostile suitor appears to enjoy enough advantages to get the job done. To begin with, the bidder knows its target well, since Weyerhaeuser's CEO previously held the same position at Willamette. The strategic fit between the two companies also seems compelling, and Weyerhaeuser is probably the best buyer for Willamette's assets. Unlike many other hostile situations, therefore, the initial bidder in this takeover attempt faces little risk of losing out to a white knight. But above all, Weyerhaeuser has shown itself to be a highly committed, patient suitor. Having gained three seats on the target's board in June, Weyerhaeuser is prepared to wait another year, if necessary, to elect three more directors and take control of Willamette. Arbitrageurs would be happy if all acquirers were so determined.

   Chart 2 shows that 100% of the proposed acquisitions in which the Fund has recently invested are strategic in nature, meaning deals that involve a corporate buyer, often operating in the same industry as the target, that sees the transaction as a means to enhance shareholder value on a longer-term, sustainable basis. Financial deals, in contrast, are typically structured as going-private transactions, in which an investor group that includes the target's management uses large amounts of borrowed money to buy out the public shareholders, usually with the goal of eventually paying down debt and selling the company or taking it public again. Highly leveraged buyouts of public companies remain few and far between for the same reasons that we cited last year. First, despite substantial declines in the major market averages, equity valuations are not yet at bargain-basement levels, as they were in the early 1980s, for example. Stated another way, the vast majority of publicly held companies are trading at prices that leave little room for an LBO group to pay a significant takeout premium and still hope to realize an attractive return on its investment. Even when suitable targets can be identified, obtaining financing for highly leveraged transactions in the current environment is a huge challenge. That's because the high-yield bond market is practically closed, as increasingly risk-averse lenders react to a rising tide of credit defaults and an economic outlook that has rarely been as murky. We have frequently noted that going-private transactions tend to be more accident-prone than their strategic counterparts. It is not surprising, therefore, that nearly half of the deals called off in the aftermath of September 11 were LBOs.

   Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of its fiscal year. Stock remains the acquisition currency of choice. About 70% of our deals, measured in dollars, involve at least some stock, up from 68% a year earlier. These are the transactions that must be hedged at some point in order to protect against market risk. An all-stock merger with a fixed exchange ratio is hedged immediately by selling short a sufficient number of the acquirer's shares to lock in the arbitrage spread.
When the Fund's position in the target is hedged this way, it doesn't matter to us whether the buyer's stock moves up or down over the life of the transaction, assuming, of course, that the deal is eventually completed. Stock-for-stock mergers with flexible exchange ratios -- structured to be worth a fixed dollar value per share to the target's stockholders -- are typically hedged near the close of the merger, when the final exchange ratio is determined during a specified pricing period. All-cash deals are not hedged with short sales -- no stock is being received -- although various option strategies are sometimes used in these and other types of transactions to limit risk. It is worth mentioning that the elimination, effective July 1, of pooling-of-interests accounting for corporate acquisitions may result in an increase in the percentage of cash transactions. Stock-for-stock deals, the only type that could have been done under pooling, no longer have an advantage when it comes to the treatment of goodwill. Under newly established rules for purchase accounting, cash and stock deals are treated equally, and goodwill created in an acquisition need only be written off against the buyer's earnings if and when it becomes "impaired." Further weakness in the equity markets might also lead to more all-cash deals, given that managements are naturally reluctant to issue new shares at what they deem to be depressed levels.

   Chart 4 shows our investments grouped by economic sector. For the first time since the Fund's inception in 1989, the financial services sector, which includes banks, brokers, insurers and investment companies, does not represent the largest segment of our portfolio. Not only has M&A activity cooled in this area, but also the arbitrage spreads on many financial deals -- especially plain-vanilla bank mergers perceived to be essentially risk-free -- have been unattractive this year. In contrast, the energy sector, which last year comprised less than 2% of the Fund's holdings, now accounts for the largest share, 22%. Recent consolidation in the oil patch includes deals involving major integrated oil companies (e.g., the acquisition of Texaco by Chevron), independent refiners and marketers (e.g., the pending combination of Ultramar Diamond Shamrock and Valero Energy), offshore drillers (e.g., the merger of Marine Drilling and Pride International) and oil and gas producers (e.g., the takeover of Anderson Exploration by Devon Energy). In the energy sector, as in others, scale is often viewed as an important strategic asset. Media transactions, which last year represented 14% of the Fund's investments, now account for just 3%. Changes in ownership limits, however, may soon spur greater deal activity in this sector.

   Chart 5, new this year, shows the total dollar volume of mergers and acquisitions in the U.S., by quarter, since 1991. The years 1998, 1999 and 2000 each saw M&A activity exceed $1.4 trillion. This year, however, deal volume is down over 50%. The pace of corporate consolidation has clearly been impacted by the worsening economy and pervasive uncertainty about the timing and strength of an eventual recovery. In this environment, a would-be acquirer may be hard-pressed to assess its target's normalized earnings power, making it difficult to intelligently price the transaction. At the same time, many once-acquisitive companies -- the telecom-equipment manufacturers come to mind -- are deep in the red and facing such serious near-term challenges that doing deals has fallen off their list of priorities. Another explanation for the slump in M&A activity is what can be called the "disconnect" between buyers and sellers. Sellers remember the prices they could have received for their companies 12-18 months ago, before the sell-off, while buyers, not unexpectedly, see current stock prices as a good starting point for negotiations. Although investment bankers report that there are a sizable number of deals in the M&A pipeline, getting the parties to pull the trigger has been difficult. Stability in the financial markets, coupled with a clearer economic outlook, would make it easier to price transactions, leading to a cyclical upturn in merger activity. But secular forces are at work as well. For many companies, strategic acquisitions remain the fastest and most cost-efficient means to grow the business and enhance profitability. For other companies, a major transaction may be the only way to take the business to the next level. The consolidation of Corporate America, in other words, has much further to go, and The Merger Fund(R) will be there to benefit.
                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                               THE MERGER FUND(R)

                             PORTFOLIO COMPOSITION
                             BY TYPE OF DEAL*<F20>

                         FRIENDLY                 90.2%
                         HOSTILE                   9.8%

                             PORTFOLIO COMPOSITION
                             BY TYPE OF BUYER*<F20>

                         STRATEGIC               100.0%
                         FINANCIAL                 0.0%

                                                       *<F20> Data as of 9/30/01

                               THE MERGER FUND(R)

                             PORTFOLIO COMPOSITION
                              BY DEAL TERMS*<F21>

                 STOCK WITH FIXED EXCHANGE RATIO         30.7%
                 STOCK WITH FLEXIBLE EXCHANGE RATIO       9.4%
                 CASH & STOCK                            29.7%
                 CASH                                    28.8%
                 UNDETERMINED                             1.4%

                             PORTFOLIO COMPOSITION
                                BY SECTOR*<F21>

                    ENERGY                             22.3%
                    FINANCIAL SERVICES                 12.8%
                    MULTI-SECTOR                       10.0%
                    HEALTHCARE                          8.6%
                    TECHNOLOGY                          6.5%
                    TELECOMMUNICATIONS                  6.1%
                    CONSUMER SERVICES                   5.8%
                    BASIC INDUSTRIES                    5.2%
                    UTILITIES                           5.0%
                    CONSUMER NON-DURABLES               4.6%
                    CONSUMER DURABLES                   4.0%
                    CAPITAL GOODS                       3.4%
                    MEDIA                               3.0%
                    BUSINESS SERVICES                   2.7%

                                                       *<F21> Data as of 9/30/01

THE MERGER FUND(R)

MERGER ACTIVITY
1991 - 2001

         First Quarter      Second Quarter     Third Quarter    Fourth Quarter
         -------------      --------------     -------------    --------------
1991        $19.9516           $20.5286           $27.3834          $16.3747
1992        $16.6579           $30.7912           $16.1062          $20.9834
1993        $20.3626           $30.0446           $72.4562          $64.2678
1994        $43.9419           $41.2508           $79.3201          $58.3516
1995        $63.2519          $109.5822          $138.6244          $92.8259
1996        $81.5836          $147.5119          $114.5835         $180.8346
1997       $157.8150          $135.3298          $146.4147         $247.8092
1998       $207.8147          $667.8133          $273.4782         $271.3921
1999       $344.2760          $473.5610          $227.3533         $495.8469
2000       $495.6549          $238.7511          $432.3114         $264.6629
2001       $161.5246          $138.7080          $159.2915

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500

                  Date          The Merger Fund         S&P 500
                  ----          ---------------         -------
                9/30/91             $10,000             $10,000
                9/30/92             $11,096             $11,105
                9/30/93             $12,336             $12,549
                9/30/94             $13,889             $13,009
                9/30/95             $15,379             $16,880
                9/30/96             $17,099             $20,310
                9/30/97             $18,949             $28,528
                9/30/98             $19,104             $31,113
                9/30/99             $23,172             $39,762
                9/30/00             $27,587             $45,049
                9/30/01             $28,671             $33,058

Note: Westchester Capital Management, Inc. became sole adviser to the Fund in January of 1989. Results for earlier periods are not shown. All figures represent past performance and may not be indicative of future results. The Fund's share price and return will vary, and investors may have a gain or loss when they redeem their shares.

                                                        AVERAGE
                                                  ANNUAL TOTAL RETURN
                                          ------------------------------------
                           1 YR.          3 YR.          5 YR.          10 YR.
                           -----          -----          -----          ------
The Merger Fund             3.9%          14.5%          10.9%          11.1%

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  SHARES                                                             VALUE
  ------                                                             -----
COMMON STOCKS -- 98.48%*<F1>

             BANKS -- 1.37%*<F1>
    384,400  BancWest Corporation                               $   13,427,092
        883  Citigroup Inc.                                             35,762
                                                                --------------
                                                                    13,462,854
                                                                --------------

             COMMERCIAL FINANCE -- 6.50%*<F1>
  1,211,400  Heller Financial, Inc. -- Class A(2)<F6>               63,925,578
                                                                --------------

             COMPUTER HARDWARE -- 2.56%*<F1>
  2,359,400  Compaq Computer Corporation(1)<F5>(3)<F7>              19,606,614
    900,600  Indigo N.V.**<F2>(5)<F9>                                5,565,708
                                                                --------------
                                                                    25,172,322
                                                                --------------

             DISPOSABLE MEDICAL PRODUCTS -- 4.77%*<F1>
    911,400  C.R. Bard, Inc.                                        46,855,074
                                                                --------------

             ELECTRIC UTILITIES -- 5.31%*<F1>
  1,186,500  Conectiv                                               27,882,750
    602,200  GPU, Inc.(1)<F5>                                       24,304,792
                                                                --------------
                                                                    52,187,542
                                                                --------------

             ELECTRONIC PRODUCTS AND DISTRIBUTION -- 4.03%*<F1>
  1,671,300  C-MAC Industries Inc.**<F2>(5)<F9>                     33,325,722
    350,300  SCI Systems, Inc.**<F2>                                 6,305,400
                                                                --------------
                                                                    39,631,122
                                                                --------------

             ELECTRONIC SECURITY -- 4.26%*<F1>
  1,775,700  Sensormatic Electronics Corporation**<F2>(4)<F8>       41,871,006
                                                                --------------

             FOOD & BEVERAGES -- 6.50%*<F1>
    776,000  Dean Foods Company(1)<F5>                              35,890,000
    853,700  Ralston Purina Company(4)<F8>                          28,001,360
                                                                --------------
                                                                    63,891,360
                                                                --------------

             GIFTWARE -- 0.04%*<F1>
     73,554  Syratech Corporation**<F2>(6)<F10>                        367,770
                                                                --------------

             INDEPENDENT POWER PRODUCERS -- 3.18%*<F1>
  1,225,000  Orion Power Holdings, Inc.**<F2>(4)<F8>                31,237,500
                                                                --------------

             INSURANCE & INVESTMENT MANAGEMENT -- 3.16%*<F1>
    978,000  Liberty Financial Companies, Inc.(4)<F8>               31,051,500
                                                                --------------

             INTEGRATED OIL COMPANIES -- 4.66%*<F1>
    704,700  Texaco Inc.(4)<F8>                                     45,805,500
                                                                --------------

             MEAT PACKAGING -- 0.90%*<F1>
    369,179  IBP, Inc.**<F2>(6)<F10>                                 8,807,725
                                                                --------------

             MEDICAL PRODUCTS & SERVICES -- 4.36%*<F1>
  1,160,800  Inverness Medical Technology,
               Inc.**<F2>(1)<F5>(2)<F6>                             42,891,560
                                                                --------------

             MULTI-INDUSTRY -- 10.62%*<F1>
  1,857,800  Canadian Pacific Railway Limited(1)<F5>(5)<F9>         59,616,802
  1,078,800  Cooper Industries, Inc.(1)<F5>(3)<F7>                  44,737,836
                                                                --------------
                                                                   104,354,638
                                                                --------------

             NATURAL GAS TRANSMISSION & DISTRIBUTION -- 2.40%*<F1>
    928,800  Westcoast Energy Inc.(5)<F9>                           23,591,520
                                                                --------------

             OIL & GAS EXPLORATION -- 6.43%*<F1>
  1,758,700  Anderson Exploration Ltd.(1)<F5>(5)<F9>                44,319,240
    150,000  Louis Dreyfus Natural Gas Corp.**<F2>                   5,835,000
    260,000  Mitchell Energy & Development Corp. -- Class A         13,031,200
                                                                --------------
                                                                    63,185,440
                                                                --------------

             OIL REFINING & MARKETING -- 5.88%*<F1>
  1,206,200  Ultramar Diamond Shamrock Corporation (4)<F8>          57,825,228
                                                                --------------

             OILFIELD EQUIPMENT & SERVICES -- 1.27%*<F1>
  1,205,400  Pride International, Inc.**<F2>(1)<F5>(3)<F7>          12,536,160
                                                                --------------

             PAPER & FOREST PRODUCTS -- 5.52%*<F1>
    150,000  Westvaco Corporation                                    3,855,000
  1,119,700  Willamette Industries, Inc.(1)<F5>(3)<F7>              50,375,303
                                                                --------------
                                                                    54,230,303
                                                                --------------

             REAL ESTATE MANAGEMENT SERVICES -- 1.42%*<F1>
    936,100  Oxford Properties Group Inc.**<F2>(5)<F9>              13,984,909
                                                                --------------

             SATELLITE COMMUNICATIONS -- 3.17%*<F1>
  2,335,200  General Motors Corporation _
               Class H**<F2>(1)<F5>(3)<F7>                          31,128,216
                                                                --------------

             SAVINGS & LOANS -- 2.73%*<F1>
    680,200  Dime Bancorp, Inc.(1)<F5>                              26,745,464
    286,500  Bank United Corp. Litigation Contingent
               Payment Rights Trust**<F2>(7)<F11>                       77,355
                                                                --------------
                                                                    26,822,819
                                                                --------------

             TELEPHONY -- 4.94%*<F1>
  2,288,922  AT&T Corp.(1)<F5>(3)<F7>                               44,176,195
     42,137  Deutsche Telekom AG(5)<F9>                                655,848
    713,012  Telesp Celular Participacoes S.A. -- ADR(5)<F9>         3,764,703
                                                                --------------
                                                                    48,596,746
                                                                --------------

             TRAVEL-RELATED SERVICES -- 2.50%*<F1>
  1,181,600  Galileo International, Inc.**<F2>(1)<F5>               24,530,016
                                                                --------------
             TOTAL COMMON STOCKS (Cost $1,042,981,619)             967,944,408
                                                                --------------

   SHARES OR
PRINCIPAL AMOUNT
----------------
PREFERRED STOCK -- 1.18%*<F1>
             Lucent Technologies Inc., 8.00%
     11,400    (Acquired Multiple Dates,
               Cost $12,831,254)(6)<F10>r<F3>                       11,542,500
                                                                --------------
             TOTAL PREFERRED STOCKS (Cost $12,831,254)              11,542,500
                                                                --------------

CONVERTIBLE BONDS -- 4.71%*<F1>
             DoubleClick Inc.
$20,555,000    4.75%, 3/15/2006(6)<F10>                             13,977,400
             Juniper Networks, Inc.
 31,335,000    4.75%, 3/15/2007(6)<F10>                             19,741,050
             Nortel Networks Corporation
  5,000,000    4.25%, 09/01/2008(6)<F10>                             4,218,750
             Redback Networks Inc.
 23,278,000    5.00%, 4/01/2007(6)<F10>                              8,380,080
                                                                --------------
             TOTAL CONVERTIBLE BONDS (Cost $55,042,663)             46,317,280
                                                                --------------

CORPORATE BONDS -- 3.03%*<F1>
             Xerox Corporation
  6,000,000    4.09%, 10/23/2001                                     5,956,920
  5,000,000    3.88%, 11/01/2001                                     4,964,000
 19,000,000    4.03%, 11/05/2001                                    18,863,390
                                                                --------------
             TOTAL CORPORATE BONDS (Cost $29,808,986)               29,784,310
                                                                --------------

SHORT-TERM INVESTMENTS -- 0.01%*<F1>
             VARIABLE RATE DEMAND NOTES#<F4> -- 0.01%*<F1>
    130,972  Firstar Bank, 2.42%                                       130,972
                                                                --------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $130,972)              130,972
                                                                --------------
             TOTAL INVESTMENTS (Cost $1,140,795,494)            $1,055,719,470
                                                                --------------
                                                                --------------

   *<F1>   Calculated as a percentage of net assets.
  **<F2>   Non-income producing security.
   R<F3>   Restricted security.
   #<F4> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 2001.
 (1)<F5> All or a portion of the shares have been committed as collateral for open short positions.
 (2)<F6> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
 (3)<F7> All or a portion of the shares have been committed as collateral for written option contracts.
 (4)<F8> All or a portion of the shares have been committed as collateral for the credit facility.
 (5)<F9>   Foreign security.
(6)<F10>   Fair-valued security.
(7)<F11>   Litigation settlement rights.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2001

  SHARES                                                              VALUE
  ------                                                              -----
   660,000  Canadian Pacific Railway Limited                      $ 10,230,000
 1,565,400  Cendant Corporation                                     20,037,120
   542,450  Chevron Corporation                                     45,972,638
   330,000  CP Ships Limited                                         2,550,900
   326,600  Danaher Corporation                                     15,408,988
   152,200  Devon Energy Corporation                                 5,235,680
    48,400  Dominion Resources, Inc.                                 2,872,540
   139,320  Duke Energy Corporation                                  5,273,262
   330,000  Fairmont Hotels & Resorts Inc.                           5,025,900
   370,950  FirstEnergy Corp.                                       13,335,652
   219,120  Fording, Inc.                                            2,980,032
   110,200  Hewlett-Packard Company                                  1,774,220
   145,500  The Mead Corporation                                     4,027,440
 1,270,755  PanCanadian Energy Corporation                          30,498,120
   476,300  Sanmina Corporation                                      6,468,154
 2,933,263  Solectron Corporation                                   34,172,514
   333,000  Suiza Foods Corporation                                 21,025,620
 1,950,300  Tyco International Ltd.                                 88,738,650
   879,013  Tyson Foods, Inc. -- Class A                             8,807,710
   740,750  Valero Energy Corporation                               26,000,325
   510,800  Washington Mutual, Inc.                                 19,655,584
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT
              (Proceeds $391,923,169)                             $370,091,049
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2001

CONTRACTS (100 SHARES PER CONTRACT)                                    VALUE
-----------------------------------                                    -----
CALL OPTIONS
          AT&T Corp.
 21,034      Expiration October 2001, Exercise Price $17.50         $4,206,800
          Compaq Computer Corporation
  3,900      Expiration October 2001, Exercise Price $7.50             507,000
  5,731      Expiration October 2001, Exercise Price $10.00            114,620
  7,411      Expiration October 2001, Exercise Price $12.50             37,055
          Cooper Industries, Inc.
  1,230      Expiration October 2001, Exercise Price $45.00            135,300
          General Motors Corporation -- Class H
  1,566      Expiration October 2001, Exercise Price $12.50            203,580
  1,250      Expiration October 2001, Exercise Price $17.50             12,500
          Pride International, Inc.
  2,500      Expiration October 2001, Exercise Price $10.00            256,250
          Willamette Industries, Inc.
    200      Expiration October 2001, Exercise Price $50.00              5,000
  1,780      Expiration November 2001, Exercise Price $45.00           436,100
                                                                    ----------
          TOTAL OPTIONS WRITTEN
            (Premiums received $6,192,431)                          $5,914,205
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS:
  Investments, at value (Cost $1,140,795,494)                   $1,055,719,470
  Cash                                                               8,847,199
  Deposit at brokers for short sales                                17,393,980
  Receivable from brokers for proceeds
    on securities sold short                                       303,805,601
  Receivable for investments sold                                   94,579,838
  Receivable for fund shares issued                                 19,026,814
  Receivable for forward currency exchange contracts                   499,059
  Receivable for equity swap contracts                               2,136,431
  Dividends and interest receivable                                  2,346,952
  Other receivables                                                     53,058
                                                                --------------
       Total Assets                                              1,504,408,402
                                                                --------------

LIABILITIES:
  Securities sold short, at value
    (Proceeds $391,923,169)                   $370,091,049
  Loan payable                                  93,700,000
  Payable for investment securities purchased   44,285,165
  Options written, at value
    (Premiums received $6,192,431)               5,914,205
    See accompanying schedule
  Payable for fund shares redeemed               5,828,718
  Accrued interest payable                          47,578
  Investment advisory fee payable                  918,971
  Distribution fees payable                        221,168
  Dividends payable on short positions              79,477
  Accrued expenses and other payables              428,581
                                              ------------
       Total Liabilities                                           521,514,912
                                                                --------------
NET ASSETS                                                      $  982,893,490
                                                                --------------
                                                                --------------

NET ASSETS Consist Of:
  Accumulated undistributed net investment income               $   11,866,382
  Accumulated undistributed net realized gain on investments sold, forward currency exchange contracts, securities sold
    short, equity swaps, and option contracts expired or closed     36,846,635
  Net unrealized appreciation (depreciation) on:
     Investments                              $(85,076,024)
     Short positions                            21,832,120
     Written options                               278,226
     Foreign currency translation                    4,235
     Forward currency exchange contracts           499,059
                                              ------------
     Net unrealized depreciation                                   (62,462,384)
  Paid-in capital                                                  996,642,857
                                                                --------------
       Total Net Assets                                         $  982,893,490
                                                                --------------
                                                                --------------
NET ASSET VALUE, offering price and redemption price per share
  ($982,893,490 / 62,427,818 shares of beneficial interest
  outstanding)                                                          $15.74
                                                                        ------
                                                                        ------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Interest                                                         $36,824,854
  Dividend income on long positions
    (net of foreign withholding taxes of $43,282)                   12,075,141
                                                                   -----------
      Total investment income                                       48,899,995
                                                                   -----------
EXPENSES:
  Investment advisory fee                           $11,498,258
  Distribution fees                                   2,324,165
  Transfer agent and shareholder
    servicing agent fees                                255,194
  Federal and state registration fees                   115,840
  Professional fees                                     199,315
  Trustees' fees and expenses                            34,114
  Custody fees                                          364,621
  Administration fee                                    506,879
  Reports to shareholders                               116,235
  Other                                                  61,193
                                                    -----------
      Total operating expenses before interest
        Expense and dividends on short positions                    15,475,814
  Interest expense                                                   1,403,926
  Dividends on short positions (net of foreign
    withholding taxes of $174,928)                                   6,359,308
                                                                   -----------
      Total expenses                                                23,239,048
                                                                   -----------
NET INVESTMENT INCOME                                               25,660,947
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions                               48,009,738
     Short transactions                               9,255,491
     Option contracts expired or closed              33,454,559
     Equity swap contracts                            4,662,831
     Foreign currency translation                          (257)
     Forward currency exchange contracts                500,167
                                                    -----------
     Net realized gain                                              95,882,529
  Change in unrealized appreciation (depreciation) on:
     Investments and foreign
       currency related items                       (64,194,762)
     Short positions                                (15,223,259)
     Written options                                 (2,655,676)
     Equity swap contracts                           (3,547,610)
     Foreign currency                                     4,235
     Forward currency exchange contracts               (233,257)
                                                    -----------
     Net unrealized loss                                           (85,850,329)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     10,032,200
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $35,693,147
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of capital shares                         $1,216,550,014
Repurchases of capital shares                   (1,345,135,460)
Net change in receivables/payables
  related to capital share transactions            (13,581,739)
                                                --------------
Cash used by capital share transactions           (142,167,185)
Cash provided by borrowings                         25,900,000
Distributions paid in cash*<F12>                    (3,171,758)
                                                --------------
                                                                 $(119,438,943)
                                                                 -------------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of investments                        (5,666,309,649)
Proceeds from sales of investments               5,751,623,872
                                                --------------
                                                    85,314,223
                                                --------------
Decrease in deposit at brokers for short sales      13,255,425
Net investment income                               25,660,947
Net change in receivables/payables
  related to operations                               (519,887)
                                                --------------
                                                    38,396,485
                                                --------------
                                                                   123,710,708
                                                                 -------------
Net increase in cash                                                 4,271,765
Cash, beginning of year                                              4,575,434
                                                                 -------------
Cash, end of year                                                $   8,847,199
                                                                 -------------
                                                                 -------------

*<F12> Non-cash financing activities include reinvestment of dividends of $97,152,519

Supplemental Information:
  Cash paid for interest                        $    1,706,722

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED           YEAR ENDED
                                                                         SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                                         ------------------   ------------------
Net investment income                                                       $   25,660,947      $   12,117,473
Net realized gain on investments sold, foreign currency
  translations, forward currency exchange contracts,
  securities sold short, equity swap contracts, and
  option contracts expired or closed                                            95,882,529          91,904,956
Change in unrealized appreciation (depreciation) of
  investments, foreign currencies, forward currency
  exchange contracts, short positions, equity swap
  contracts and written options                                                (85,850,329)         31,393,328
                                                                            --------------      --------------
Net increase in net assets resulting from operations                            35,693,147         135,415,757
                                                                            --------------      --------------
Distributions to shareholders from:
   Net investment income                                                        (7,707,751)         (2,863,460)
   Net realized gains                                                          (92,616,526)        (45,138,822)
                                                                            --------------      --------------
   Total dividends and distributions                                          (100,324,277)        (48,002,282)
                                                                            --------------      --------------
Net increase (decrease) in net assets from capital
  share transactions (Note 5)                                                  (31,432,927)        416,094,685
                                                                            --------------      --------------
Net increase (decrease) in net assets                                          (96,064,057)        503,508,160

NET ASSETS:
Beginning of period                                                          1,078,957,547         575,449,387
                                                                            --------------      --------------
End of period (including accumulated undistributed net
  investment income of $11,866,382 and $2,327,637,
  respectively)                                                             $  982,893,490      $1,078,957,547
                                                                            --------------      --------------
                                                                            --------------      --------------

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS
 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                     YEAR            YEAR            YEAR            YEAR         TEN MONTHS
                                                    ENDED           ENDED            ENDED           ENDED          ENDED
                                                SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                     2001            2000            1999            1998         1997(7)<F19>
                                                -------------   -------------    -------------   -------------   -------------
Net Asset Value,
  beginning of period                               $16.90          $15.37          $13.90          $15.35         $15.41

Income from investment
  operations:
   Net investment income                              0.36(2)(3)      0.25(2)(3)      0.08(2)(3)      0.20(2)(3)     0.02(2)(3)
                                                        <F14><F15>      <F14><F15>      <F14><F15>      <F14><F15>     <F14><F15>
   Net realized and unrealized
     gain (loss) on investments                       0.27            2.50            2.71           (0.05)          1.35
                                                    ------          ------          ------          ------         ------
   Total from investment
     operations                                       0.63            2.75            2.79            0.15           1.37

Less distributions:
   Dividends from net
     investment income                               (0.14)          (0.07)          (0.22)          (0.03)         (0.19)
   Distributions from net
     realized gains                                  (1.65)          (1.15)          (1.10)          (1.57)         (1.24)
                                                    ------          ------          ------          ------         ------
   Total distributions                               (1.79)          (1.22)          (1.32)          (1.60)         (1.43)
                                                    ------          ------          ------          ------         ------
Net Asset Value,
  end of period                                     $15.74          $16.90          $15.37          $13.90         $15.35
                                                    ------          ------          ------          ------         ------
                                                    ------          ------          ------          ------         ------
Total Return                                          3.86%          19.08%          21.39%           0.82%          9.68%(5)
                                                                                                                         <F17>

Supplemental Data and Ratios:
   Net assets, end
     of period (000's)                            $982,893      $1,078,958        $575,449        $426,392       $445,987
   Ratio of operating expenses
     to average net assets                            1.34%(1)        1.34%(1)        1.38%(1)        1.33%(1)       1.36%(1)(6)
                                                          <F13>           <F13>           <F13>           <F13>         <F13><F18>
   Ratio of interest expense and
     dividends on short positions
     to average net assets                            0.67%           0.86%           1.07%           1.93%          2.93%(6)<F18>
   Ratio of net investment income
     to average net assets                            2.23%           1.57%           0.54%           1.36%          0.13%(6)<F18>
   Portfolio turnover rate(4)<F16>                  383.74%         419.24%         386.52%         355.38%        271.24%

(1)<F13> For the years ended September 30, 2001, 2000, 1999 and 1998, and the ten months ended September 30, 1997, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended September 30, 2001, 2000, 1999 and 1998, and the ten months ended September 30, 1997, were 2.01%, 2.20%, 2.45%, 3.26%, and 4.29%, respectively.
(2)<F14> Net investment income before interest expense and dividends on short positions for the years ended September 30, 2001, 2000, 1999 and 1998, and the ten months ended September 30, 1997, was $0.47, $0.38, $0.23, $0.49, and $0.38, respectively.
(3)<F15> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)<F16> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long position throughout the period.
(5)<F17>   Not annualized.
(6)<F18>   Annualized.
(7)<F19> Effective December 1, 1996 the Fund's fiscal year end was changed to September 30 from November 30.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 1 -- ORGANIZATION

   The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

   Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. At September 30, 2001 fair valued long securities represent 6.3% of investments, at value. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Transactions with Brokers for Short Sales

   The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

C. Federal Income Taxes

   No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

D. Written Option Accounting

   The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

E. Purchased Option Accounting

   The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

F. Forward Currency Exchange Contracts

   The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

G. Distributions to Shareholders

   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, adjustments on equity swaps and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 2001. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

H. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

I. Foreign Securities

   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J. Foreign Currency Translations

   The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

K. When-Issued Securities

   The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

L. Other

   Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $19,572,304 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

   The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

   Firstar Mutual Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

   Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.

NOTE 4 -- SHORT POSITIONS

   The Fund may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

   The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

   Changes in shares of beneficial interest were as follows:

                                                            YEAR ENDED                            YEAR ENDED
                                                        SEPTEMBER 30, 2001                    SEPTEMBER 30, 2000
                                                ---------------------------------       ------------------------------
                                                   SHARES              AMOUNT              SHARES           AMOUNT
                                                -----------       ---------------       -----------      -------------
       Sold                                      75,473,215       $ 1,216,550,014        60,043,484      $ 942,097,091
       Issued as reinvestment
         of dividends                             6,259,827            97,152,519         3,145,089         46,260,669
       Redeemed                                 (83,141,057)       (1,345,135,460)      (36,804,346)      (572,263,075)
                                                -----------       ---------------       -----------      -------------
       Net increase (decrease)                   (1,408,015)      $   (31,432,927)       26,384,227      $ 416,094,685
                                                -----------       ---------------       -----------      -------------
                                                -----------       ---------------       -----------      -------------

   For the period August 9, 1999 through October 4, 2001, The Merger Fund was closed to new investors. Effective October 5, 2001, The Merger Fund reopened to new investors.

NOTE 6 -- INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the year ended September 30, 2001 (excluding short-term investments, options and short positions) aggregated $3,656,313,006 and $3,541,579,764, respectively.

   At September 30, 2001, gross unrealized appreciation and depreciation of investments for federal income tax purposes were:

       Appreciation                                              $  22,179,685
       (Depreciation)                                             (114,633,638)
                                                                 -------------
       Net unrealized depreciation on investments                $ (92,453,953)
                                                                 -------------
                                                                 -------------

   At September 30, 2001, the cost of investments for federal income tax purposes was $1,148,173,423. The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses. The Fund realized, on a tax basis, post-October losses through September 30, 2001 of $5,560,342 which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 7 -- OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the year ended September 30, 2001, were as follows:

                                                        PREMIUM      NUMBER OF
                                                         AMOUNT      CONTRACTS
                                                      ------------   ---------
       Options outstanding at September 30, 2000      $  8,078,627      15,390
       Options written                                  94,078,025     364,617
       Options closed                                  (17,375,851)    (53,514)
       Options exercised                               (58,676,580)   (189,102)
       Options expired                                 (19,911,790)    (90,789)
                                                      ------------    --------
       Options outstanding at September 30, 2001      $  6,192,431      46,602
                                                      ------------    --------
                                                      ------------    --------

NOTE 8 -- DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2001, the Fund incurred $2,324,165 pursuant to the Plan.

   The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 9 -- CREDIT FACILITY

   Custodial Trust Company has made available to the Fund a $230 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 2000 to September 30, 2001, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.75% (weighted average rate of 7.12% during the year ended September 30, 2001). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 2001, the Fund had an outstanding average daily balance of $16,342,192. The maximum amount outstanding during the year ended September 30, 2001, was $245,300,000. At September 30, 2001, the Fund had a loan payable balance of $93,700,000. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

NOTE 10 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   At September 30, 2001, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive currencies at a specified future date. The net unrealized appreciation of $499,059 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

 SETTLEMENT             CURRENCY TO               U.S. $ VALUE AT            CURRENCY TO             U.S. $ VALUE AT
    DATE                BE DELIVERED            SEPTEMBER 30, 2001           BE RECEIVED           SEPTEMBER 30, 2001
 ----------             ------------            ------------------           -----------           ------------------
  11/01/01      70,348,000 Canadian Dollars         $44,506,963        44,799,930 U.S. Dollars         $44,799,931
  11/07/01      22,232,375 Canadian Dollars         $14,064,300        14,220,529 U.S. Dollars         $14,220,529
   3/28/02      16,206,000 Canadian Dollars         $10,233,577        10,283,439 U.S. Dollars         $10,283,439

NOTE 11 -- EQUITY SWAP CONTRACTS

   The Fund has entered into both long and short equity swap contracts with three major broker/dealers: Bear Stearns & Co., Deutsche Bank and J.P. Morgan Securities. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 50 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 50 to 100 basis points.

   The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

   Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

   Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2001, the Fund did not have any open equity swap contracts.

   For the period ended September 30, 2001, the Fund realized gains of $4,662,831 upon the termination of equity swap contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short and of options written, and the related statements of operations, of cash flows, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2001, the results of its operations, the results of its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 7, 2001

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING
AGENT, AND SHAREHOLDER SERVICING AGENT
     Firstar Mutual Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     Firstar Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202